THIS SECOND SUPPLEMENTAL & RELEASE AGREEMENT is made on 15 January 2015

PARTIES

(1)	ZEUS ONE MARINE LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, P.O. Box 1405 Majuro, Marshall Islands, MH96960 as borrower (the “Borrower”); and

(2)	ABN AMRO BANK N.V., whose registered address is at Gustav Mahlerlaan 10, 1082 PP Amsterdam, The Netherlands acting through its office at Coolsingel 93, 3012 AE Rotterdam, The Netherlands (the “Lender”).

BACKGROUND

(A)	By a loan agreement dated 10 February 2011, as amended and supplemented by a first supplemental agreement dated 30 July 2014 (the “First Supplemental Agreement”) made between (i) the Borrower and (ii) the Lender (together, the “Loan Agreement”), the Lender agreed to advance to the Borrower an aggregate amount not exceeding (originally) US$31,500,000 upon the terms and conditions therein contained of which US$ 21,050,000 is outstanding as at the date hereof.

(B)	Pursuant to the First Supplemental Agreement, the Lender agreed to continue to make the Loan available under the Loan Agreement subject to, amongst other things, the Borrower procuring that each Collateral Owner grant its respective Collateral Vessel Security Documents in favour of the Lender.

(C)	The Collateral Owners wish to delete their respective Collateral Vessels from the flag of Hong Kong and register each such Collateral Vessel under the laws and flag of an Approved Flag State.

(D)	The Borrower has requested that the Lender agree to:-

(i)	The discharge of the Original Collateral Mortgages and the release of the Original Collateral Deed of Covenants and Original General Assignment and the reassignment of all rights and interests in respect of all property assigned thereunder in respect of each Collateral Vessel on the relevant Reflagging Date;

(ii)	the deletion of the Collateral Vessels from the flag of Hong Kong and the registration of the Collateral Vessels under the laws and flag of an Approved Flag State on the relevant Reflagging Date; and

(iii)	the execution and (where relevant) registration of the New Collateral Mortgages and the New Collateral General Assignment in respect of each Collateral Vessel on the relevant Reflagging Date.

(E)	This Agreement sets out the terms and conditions upon which the Lender shall give its consent to the Borrower’s request and shall continue to make the Loan available under the Loan Agreement.

OPERATIVE PROVISIONS

INTERPRETATION

Defined expressions

Words and expressions defined in the Loan Agreement shall have the same meanings when used in this Agreement (including the recitals) unless the context otherwise requires.

Definitions

In this Agreement, unless the contrary intention appears:

“Agreed Form” means, in relation to any document, that document in the form approved in writing by the Lender.

“Approved Flag State” means, in relation to each Collateral Vessel, the Republic of Liberia or the Republic of the Marshall Islands or any other jurisdiction acceptable to the Lender in its discretion.

“Collateral Owners” means Platon, Rea, Kronos and Socrates and “Collateral Owner” means any one of them.

“Collateral Vessels” means the Platon Vessel, the Rea Vessel, the Kronos Vessel and the Socrates Vessel and “Collateral Vessel” means any one of them.

“Effective Dates” means the Kronos Effective Date, the Platon Effective Date, the Rea Effective Date and the Socrates Effective Date and “Effective Date” means any one of them.

“Kronos” means Kronos Marine LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, P.O. Box 1405 Majuro, Marshall Islands, MH96960.

“Kronos Effective Date” means the date on which the Lender confirms to the Borrower in writing substantially in the form set out in Schedule 1 that all the conditions precedent in Clause 3.1 and 3.2 (in respect of the Kronos Vessel) have been satisfied, which confirmation the Lender shall be under no obligation to give if an Event of Default or a Default shall have occurred and shall have remained unremedied.

“Kronos Vessel” means the 1997-built 5,500 TEU Panamax container carrier vessel having the name “OOCL NETHERLANDS” with IMO number 9143075 and everything now or in the future belonging to it on board and ashore, currently registered under the flag of Hong Kong in the ownership of Kronos.

“New Collateral General Assignments” means the second priority general assignment over, amongst other things, the earnings, insurances and requisition compensation over each of the Collateral Vessels, each in favour of the Lender, in a form approved in writing by the Lender, and “New Collateral General Assignment” means any one of them.

“New Collateral Mortgages” means the second preferred mortgage over each of the Collateral Vessels, each to be registered in accordance with the laws of an Approved Flag State in favour of the Lender, in the Agreed Form, and “New Collateral Mortgage” means any one of them.

“Original Collateral Deeds of Covenants” means the second priority deeds of covenant collateral respectively to the Original Collateral Mortgages over each of the Collateral Vessels, each in favour of the Lender, in the form approved in writing by the Lender, and “Original Collateral Deed of Covenants” means any one of them.

“Original Collateral General Assignments” means the second priority general assignment over, amongst other things, the earnings, insurances and requisition compensation over each of the Collateral Vessels, each in favour of the Lender, in the form approved in writing by the Lender, and “Original Collateral General Assignment” means any one of them.

“Original Collateral Mortgages” means the second priority Hong Kong mortgage over each of the Collateral Vessels, each in favour of the Lender, in the Agreed Form, and “Original Collateral Mortgage” means any one of them.

“Platon” means Platon Marine LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, P.O. Box 1405 Majuro, Marshall Islands, MH96960.

“Platon Effective Date” means the date on which the Lender confirms to the Borrower in writing substantially in the form set out in Schedule 1 that all the conditions precedent in Clause 3.1 and 3.2 (in respect of the Platon Vessel) have been satisfied, which confirmation the Lender shall be under no obligation to give if an Event of Default or a Default shall have occurred and shall have remained unremedied.

“Platon Loan” means the principal amount for the time being outstanding under the Platon Loan Agreement.

“Platon Loan Agreement” means the loan agreement dated 29 November 2011 (as amended and supplemented, from time to time) and made between (i) Platon, Rea, Kronos and Socrates (as joint and several borrowers), (ii) ABN Amro Bank N.V. (“ABN”) and others (as lenders), (iii) ABN (as agent) and (iv) ABN (as security agent) in respect of a loan facility of (originally) up to $91,371,000.

“Platon Vessel” means the 1996-built 5,500 TEU Panamax container carrier vessel having the name “JAPAN” with IMO number 9102306 and everything now or in the future belonging to it on board and ashore, currently registered under the flag of Hong Kong in the ownership of Platon.

“Rea” means Rea Marine LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, P.O. Box 1405 Majuro, Marshall Islands, MH96960.

“Rea Effective Date” means the date on which the Lender confirms to the Borrower in writing substantially in the form set out in Schedule 1 that all the conditions precedent in Clause 3.1 and 3.2 (in respect of the Rea Vessel) have been satisfied, which confirmation the Lender shall be under no obligation to give if an Event of Default or a Default shall have occurred and shall have remained unremedied.

“Rea Vessel” means the 1997-built 5,500 TEU Panamax container carrier vessel having the name “SINGAPORE” with IMO number 9143063 and everything now or in the future belonging to it on board and ashore, currently registered under the flag of Hong Kong in the ownership of Rea.

“Reflagging Date” means, in respect of each Collateral Vessel, the date on which that Collateral Vessel is deleted from the flag of Hong Kong and is registered under the laws and flag of an Approved Flag State subject to the terms and conditions in this Agreement.

“Released Finance Documents” means the Original Collateral Mortgages, the Original Collateral Deeds of Covenants and the Original Collateral General Assignments.

“Security Parties” means the Borrower, the Guarantor, the Pledgor, the Managers, the Collateral Owners and any other person who may at any time during the Facility Period be liable for, or provide security for, all or part of the Indebtedness, and “Security Party” means any one of them.

“Socrates” means Socrates Marine LLC, a limited liability company formed in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, P.O. Box 1405 Majuro, Marshall Islands, MH96960.

“Socrates Effective Date” means the date on which the Lender confirms to the Borrower in writing substantially in the form set out in Schedule 1 that all the conditions precedent in Clause 3.1 and 3.2 (in respect of the Socrates Vessel) have been satisfied, which confirmation the Lender shall be under no obligation to give if an Event of Default or a Default shall have occurred and shall have remained unremedied.

“Socrates Vessel” means the 1996-built 5,500 TEU Panamax container carrier vessel having the name “OOCL BRITAIN” with IMO number 9102318 and everything now or in the future belonging to it on board and ashore, currently registered under the flag of Hong Kong in the ownership of Socrates.

Application of construction and interpretation provisions of Loan Agreement

All words and expressions defined in the Loan Agreement shall have the same meaning when used in this Agreement unless the context otherwise requires, and clause 1.2 of the Loan Agreement shall apply to the interpretation of this Agreement as if it were set out in full.

AGREEMENT OF THE LENDER

Agreement of the Lender

The Lender agrees, subject to and upon the terms and conditions of this Agreement, to the Borrower’s request as set out in Recital (D) in respect of each Collateral Vessel on its relevant Reflagging Date, including, without limitation, the release of the Released Finance Documents listed in Appendix A herein (including but not limited to the Original Collateral Mortgage, the Original Collateral Deed of Covenants and the Original Collateral General Assignment and the reassignment of all rights and interests in respect of all property assigned thereunder in respect of that Collateral Vessel, and to the other amendments of the Loan Agreement and the Finance Documents as set out in Clause 5.

Borrower’s agreement and confirmation

The Borrower agrees and confirms that the Loan Agreement and the Finance Documents to which it is a party shall remain in full force and effect and the Borrower shall remain liable under the Loan Agreement and the Finance Documents to which it is a party for all obligations and liabilities assumed by it thereunder despite the amendments to the Loan Agreement in this Agreement, as if all references in any of the Finance Documents to the Loan Agreement (howsoever described) were references to the Loan Agreement as amended and supplemented by this Agreement.

Agreement of the Lender

The agreement of the Lender contained in Clause 2.1 in respect of the specific Collateral Vessel on its relevant Reflagging Date (including, without limitation, the release of the Original Collateral Mortgage, the Original Collateral Deed of Covenants and the Original Collateral General Assignment and the reassignment of all rights and interests in respect of all property assigned thereunder in respect of that Collateral Vessel) shall have effect on and from the relevant Effective Date in respect of that Collateral Vessel.

CONDITIONS PRECEDENT

General conditions precedent

As a condition for the agreement of the Lender contained in Clause 2.1 of this Agreement (in respect of the relevant Collateral Vessel) and as a condition to any Effective Date, the Lender shall have received in form and substance satisfactory to it and its legal advisers, the following documents and evidence on or before any Effective Date:

(a)	Officer’s certificate A certificate of a duly authorised officer of the Borrower, the Guarantor and each Collateral Owner certifying that each copy document relating to it specified in sub-Clauses (b) and (c) of this Clause 3 is correct, complete and in full force and effect as at a date not later than the date of this Agreement and setting out the names of the directors, officers and shareholders/members of such Security Party and the proportion of shares held by each shareholder/member;

(b)	Resolutions Copies of resolutions of the sole member and directors of the Borrower, the Guarantor and each Collateral Owner authorising the execution of this Agreement and each respective New Collateral Mortgage to which it is a party;

(c)	Power of Attorney A notarised and legalised power of attorney of the Borrower, the Guarantor and each Collateral Owner under which this Agreement and each respective New Collateral Mortgage to which it is a party and any documents required pursuant to such Agreement and New Collateral Mortgage are to be executed by that Security Party;

(d)	Certificates of good standing A certificate of good standing in respect of each Security Party;

(e)	Second Supplemental & Release Agreement A duly executed original of this Agreement duly executed by the parties to it together with all other documents required by it; and

(f)	Process agent Evidence that the process agent referred to in clause 21.5 of the Loan Agreement has accepted its appointment as agent for service of process in relation to any proceedings before the English courts in connection with this Agreement.

Effective Date conditions precedent

As a condition for the agreement of the Lender contained in Clause 2.1 of this Agreement (in respect of the relevant Collateral Vessel to be reflagged) and as a condition to the relevant Effective Date, the Lender shall have received in form and substance satisfactory to it and its legal advisers, the following documents and evidence in respect of the relevant Collateral Vessel on or before the relevant Effective Date in respect of that Collateral Vessel:

(a)	Evidence of Collateral Vessel’s title Evidence that on the relevant Effective Date in respect of that Collateral Vessel (i) that such Collateral Vessel will be at least provisionally registered under the flag of an Approved Flag State in the ownership of the relevant Collateral Owner and (ii) the New Collateral Mortgage will be registered against that Collateral Vessel with second priority and no other Encumbrance (other than a first preferred mortgage granted in favour of ABN (as security agent) pursuant to the terms and conditions of the Platon Loan Agreement);

(b)	Confirmation of class A Certificate of Confirmation of Class for hull and machinery confirming that that Collateral Vessel is classed with the highest class applicable to the vessels of her type with Lloyd’s Register or such other classification society as may be acceptable to the Lender free of overdue recommendations and affecting class;

(c)	New Collateral Mortgage The New Collateral Mortgage in respect of that Collateral Vessel together with all other documents required by it;

(d)	Legal opinions A legal opinion of the legal advisers to the Lender in each relevant jurisdiction, substantially in the form or forms provided to the Lender prior to signing this Agreement or confirmation satisfactory that such opinion will be given;

(e)	Process agent Evidence that the process agent referred to in clause 21.5 of the Loan Agreement has accepted its appointment as agent for service of process in relation to any proceedings before the English courts in connection with the relevant New Collateral Mortgage in respect of that Collateral Vessel; and

(f)	First priority Mortgage Evidence satisfactory to the Lender that the relevant conditions for the reflagging and registration of a first priority mortgage in respect of that Collateral Vessel in favour of ABN (as security agent) under the relevant supplemental & release agreement of the Platon Loan Agreement have been satisfied.

Conditions subsequent

The Borrower undertakes to deliver or to cause to be delivered to the Lender on, or as soon as practicable after (and, in respect of sub-clause (e) within 5 Business Days of), the relevant Effective Date, the following additional documents and evidence:

(a)	Legal opinions Such of the legal opinions specified in Clause 3.1 and 3.2 above as have not already been provided to the Lender;

(b)	Evidence of ownership Certificates of ownership and encumbrance (or equivalent) issued by the Registrar of Ships (or equivalent official) of the flag of the relevant Approved Flag State of that Collateral Vessel confirming that (i) that Collateral Vessel is permanently registered under that flag in the ownership of the relevant Collateral Owner, (ii) that the relevant New Collateral Mortgage has been registered with second priority against that Collateral Vessel and (iii) that there are no further Encumbrances registered against that Collateral Vessel (other than a first preferred mortgage granted in favour of ABN (as security agent) pursuant to the terms and conditions of the Platon Loan Agreement);

(c)	Deletion from Hong Kong registry Evidence that the relevant Collateral Vessel has been deleted from the flag of Hong Kong;

(d)	Notices Notices to the insurers and any Charterer notifying them of the change of flag and registration of the New Collateral Mortgage and the New Collateral General Assignment in respect of the relevant Collateral Vessel; and

(e)	Collateral Vessel documents Photocopies, certified as true, accurate and complete by a director or member of the secretary or the legal advisers of the Borrower, of:

(i)	that Collateral Vessel’s Safety Construction, Safety Equipment, Safety Radio, Oil Pollution Prevention and Load Line Certificates;

(ii)	evidence of that Collateral Vessel’s current Certificate of Financial Responsibility issued pursuant to the United States Oil Pollution Act 1990;

(iii)	that Collateral Vessel’s current SMC;

(iv)	the ISM Company’s current DOC;

(v)	that Collateral Vessel’s current ISSC;

(vi)	that Collateral Vessel’s current IAPPC;

(vii)	that Collateral Vessel’s current Tonnage Certificate,

in each case together with all addenda, amendments or supplements.

REPRESENTATIONS AND WARRANTIES

Repetition of Loan Agreement representations and warranties

The Borrower represents and warrants to the Lender that the representations and warranties in clause 11 of the Loan Agreement, as further amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

AMENDMENTS TO LOAN AGREEMENT

Specific amendments to Loan Agreement

(a)	With effect from any Effective Date, the Loan Agreement shall be, and shall be deemed by this Agreement to be amended as follows:

(i)	by adding the definition of “Approved Flag State” contained in Clause 1.2 of this Agreement to clause 1.1 of the Loan Agreement;

(ii)	by adding the following definition of “Collateral Loan Agreements” to clause 1.1 of the Loan Agreement:

“‘Collateral Loan Agreement’ means the loan agreement dated 17 December 2014 and made between (i) Tasman Marine LLC, Hudson Marine LLC, Drake Marine LLC, Mercator Marine LLC and Barentsz Marine LLC, as joint and several borrowers, (ii) the banks and financial institutions listed therein as lenders and (iii) ABN Amro Bank N.V. as lender, arranger, swap bank and security trustee, in respect of a loan facility of up to $62,500,000 secured on (inter alia) m.vs. “NEDLLOYD TASMAN” (tbr “TASMAN”), “NEDLLOYD HUDSON” (tbr “HUDSON”), “NEDLLOYD MERCATOR” (tbr “MERCATOR I”), “NEDLLOYD BARENTSZ” (tbr “BARENTSZ”) and “NEDLLOYD DRAKE” (tbr “DRAKE”) (as amended, supplemented and/or novated from time to time);”;

(iii)	by adding an additional sub-clause in Clause 12.3 which shall be read and construed as follows:

“12.3.20	The Borrower undertakes, promptly following the written request of the Lender, to execute and deliver to the Lender a third priority or, as the case may be, preferred, mortgage (and if required by the relevant Approved Flag State, a deed of covenant collateral thereto), a collateral third priority general assignment over and in respect of the Vessel and any other security documents required by the Lender in respect of the Vessel, each in form and substance acceptable to the Lender, and to cause such mortgage to be permanently registered in accordance with the laws of the relevant Approved Flag State as security for the obligations of the borrowers under the Collateral Loan Agreement, or, if required by the Lender, to secure a guarantee given or to be given by the Borrower of the obligations of the borrowers of the Collateral Loan Agreement, together with such other documents equivalent to those referred to at paragraphs (a), (b), (c), (e) and (h) of Schedule 2, Part I as the Lender may require.”; and

(iv)	by construing references throughout to “this Agreement”, “hereunder” and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Agreement.

(b)	With effect from the relevant Effective Date in respect of a Collateral Vessel, the Loan Agreement shall be, and shall be deemed by this Agreement to be amended as follows:

(i)	where applicable to that Collateral Vessel, all references to “Collateral Mortgage” in the Loan Agreement shall be read and construed as the “New Collateral Mortgage” in respect of that Collateral Vessel;

(ii)	where applicable to that Collateral Vessel, all references to “Collateral General Assignment” in the Loan Agreement shall be read and construed as the “New Collateral General Assignment” in respect of that Collateral Vessel;

(iii)	in respect of the Socrates Effective Date only, the name “OOCL BRITAIN” of the Socrates Vessel and all references thereto shall be amended to “BRITAIN”; and

(iv)	in respect of the Kronos Effective Date only, the name “OOCL NETHERLANDS” of the Kronos Vessel and all references thereto shall be amended to “NETHERLANDS”.

Amendments to the Finance Documents

(a)	With effect on and from any Effective Date, the Finance Documents (other than the Loan Agreement) shall be, and shall be deemed by this Agreement to be amended as follows:

(i)	by construing references throughout each of the Finance Documents to “this Agreement” or the Loan Agreement (howsoever defined) to the Loan Agreement as further amended and supplemented by this Agreement;

(b)	With effect on and from the relevant Effective Date in respect of a Collateral Vessel, the Finance Documents (other than the Loan Agreement) shall be, and shall be deemed by this Agreement to be amended as follows:

(i)	the reference in the Collateral General Assignment in respect of that Collateral Vessel to “a second priority statutory Hong Kong mortgage and deed of covenants collateral thereto” shall be deleted and replaced by “a second preferred mortgage under the flag of an Approved Flag State”;

(ii)	all references to the “Collateral Mortgage” (howsoever defined) in the Collateral General Assignment, the Collateral Guarantee and the Collateral Manager’s Undertakings in respect of that Collateral Vessel shall be read and construed as the New Collateral Mortgage in respect of that Collateral Vessel;

(iii)	all references to the “Collateral General Assignment” (howsoever defined) in respect of a Collateral Vessel in any of the Security Documents shall be read and construed as the New Collateral General Assignment in respect of that Collateral Vessel;

(iv)	by amending that Collateral Owner’s address to delete reference to that limited liability company being a non-Hong Kong company and deleting its principal place of business address in Hong Kong;

(v)	by amending the definition of any term defined, to the extent necessary, to reflect the amendments to the Loan Agreement made in this Agreement;

(vi)	in respect of the Socrates Effective Date only, the name “OOCL BRITAIN” of the Socrates Vessel and all references thereto shall be amended to “BRITAIN”; and

(vii)	in respect of the Kronos Effective Date only, the name “OOCL NETHERLANDS” of the Kronos Vessel and all references thereto shall be amended to “NETHERLANDS”.

Documents to remain in full force and effect

The Loan Agreement and all other Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Loan Agreement and the Finance Documents contained or referred to in Clauses 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

On the relevant Effective Date in respect of each Collateral Vessel, the Lender shall deliver to the Borrower, (i) evidence that the relevant Original Collateral Mortgage in respect of that Collateral Vessel has been discharged and (ii) executed notices of reassignment of any insurances and earnings.

FURTHER ASSURANCES

Borrower’s obligation to execute further documents etc

The Borrower shall and shall procure that each of the Security Parties shall:

(a)	execute and deliver to the Lender (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Lender may, in any particular case, specify;

(b)	effect any registration or notarisation, give any notice or take any other step;

which the Lender may, by notice to such Security Party, specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

Purposes of further assurances

Those purposes are:

(a)	validly and effectively to create any Encumbrance or right of any kind which the Lender intended should be created by or pursuant to the Loan Agreement or any other Finance Document, each as amended and supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

Terms of further assurances

The Lender may specify the terms of any document to be executed by any Security Party under Clause 6.1, and those terms may include any covenants, powers and provisions which the Lender considers appropriate to protect its interests.

Obligation to comply with notice

The relevant Security Party shall comply with a notice under Clause 6.1 by the date specified in the notice.

Additional corporate action

At the same time as any Security Party delivers to the Lender any document executed under Clause 6.1(a), that Borrower shall procure that that Security Party shall also deliver to the Lender such evidence as the Lender may require in relation to the due authorisation and execution by that Security Party of such documentation.

EXPENSES

Indemnities and Fees

The provisions of clause 8 (Indemnities) and clause 9 (Fees) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

NOTICES

The provisions of clause 17 (Notices) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

MISCELLANEOUS

Counterparts

This Agreement may be executed in any number of counterparts.

Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

LAW AND JURISDICTION

Governing law

This Agreement and any non-contractual obligations arising in connection with it shall be governed by and construed in accordance with English law.

Incorporation of the Loan Agreement provisions

The provisions of clause 21 (Law and Jurisdiction) of the Loan Agreement, as amended and supplemented by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

This Second Supplemental & Release Agreement has been duly executed and delivered as a Deed on the date stated at the beginning of this Agreement.

EXECUTION PAGE

BORROWER

EXECUTED as a DEED	)
by ZEUS ONE MARINE LLC	)
acting by Filanthi Katsafadou	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Filanthi Katsafadou

LENDER

EXECUTED as a DEED	)
by ABN AMRO BANK N.V.	)
acting by	)
its duly authorised	)
attorney-in-fact in the presence of:	)	/s/ Georgia Asimakopoulos

APPENDIX A

RELEASED FINANCE DOCUMENTS

1.	Hong Kong Ship Mortgage dated 31 July 2014 executed by Platon Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2014013397).

2.	Deed of Assignment dated 31 July 2014 executed by Platon Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2014013375).

3.	Deed of Covenants dated 31 July 2014 executed by Platon Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2014013373).

4.	Hong Kong Ship Mortgage dated 31 July 2014 executed by Rea Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2014014172).

5.	Deed of Assignment dated 31 July 2014 executed by Rea Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2014013348).

6.	Deed of Covenants dated 31 July 2014 executed by Rea Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2014013347).

7.	Hong Kong Ship Mortgage dated 31 July 2014 executed by Kronos Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2014013363).

8.	Deed of Assignment dated 31 July 2014 executed by Kronos Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2014013364).

9.	Deed of Covenants dated 31 July 2014 executed by Kronos Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2014013365).

10.	Hong Kong Ship Mortgage dated 31 July 2014 executed by Socrates Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2014013367).

11.	Deed of Assignment dated 31 July 2014 executed by Socrates Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2014013372).

12.	Deed of Covenants dated 31 July 2014 executed by Socrates Marine LLC in favour of ABN AMRO BANK N.V. (Charge Registration No. 2014013370).

SCHEDULE 1

FORM OF [PLATON] [REA] [KRONOS] [SOCRATES] EFFECTIVE DATE NOTICE

To:	Zeus One Marine LLC

c/o 3-5 Menandrou Street

14561 Kifisia

Athens, Greece

Fax: + 30 210 8084224

[●] 2015

Dear Sirs

We refer to the second supplemental & release agreement (the “Supplemental Agreement”) dated [●] 2015 made between (i) yourselves as Borrower and (ii) ourselves, as Lender.

Words and expressions defined in the Supplemental Agreement shall have the same meaning when used in this letter.

We write to confirm that the conditions precedent in Clause 3.1 and 3.2 of the Supplemental Agreement have been fulfilled in respect of the [●] Vessel and that [accordingly] the [Platon] [Rea] [Kronos] [Socrates] Effective Date is [●] 2015.

Yours faithfully

for and on behalf of

ABN AMRO BANK N.V.

COUNTERSIGNED this 15th day of January 2015 for and on behalf of the below companies each of which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this supplemental agreement, that it agrees in all respects to the same and that the Security Documents to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrower under the Loan Agreement.

GUARANTOR and PLEDGOR

/s/ Georgios Giouroukos
Georgios Giouroukos
Director/Chief Executive Officer
for and on behalf of
POSEIDON CONTAINERS HOLDINGS INC.

COLLATERAL OWNERS

/s/ Filanthi Katsafadou	/s/ Filanthi Katsafadou
Filanthi Katsafadou	Filanthi Katsafadou
Attorney-in-Fact	Attorney-in-Fact
for and on behalf of	for and on behalf of
SOCRATES MARINE LLC	REA MARINE LLC

/s/ Filanthi Katsafadou	/s/ Filanthi Katsafadou
Filanthi Katsafadou	Filanthi Katsafadou
Attorney-in-Fact	Attorney-in-Fact
for and on behalf of	for and on behalf of
PLATON MARINE LLC	KRONOS MARINE LLC